                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                Proxy Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                FOCAL CORPORATION
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
        1)  Title of each class of securities to which transaction applies:
        2)  Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)  Proposed maximum aggregate value of transaction:
        5)  Total fee paid:

[ ] Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
        2)  Form, Schedule or Registration Statement No.:
        3)  Filing Party:
        4)  Date Filed:

                              INFORMATION STATEMENT
                                       OF
                                FOCAL CORPORATION
                        580 CALIFORNIA STREET, 5TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94109


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being furnished on or about January 28, 2002 to the holders of record as of the close of business on January 3, 2002 of the common stock of Focal Corporation

         Focal's Board of Directors has approved, and its majority stockholder (52.44%) owning 20,183,792 shares of the 38,485,687 shares of common stock outstanding as of January 3, 2002 has consented in writing to, the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of common stock and are sufficient under the Utah Revised Business Corporation Act and Focal's By-Laws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Focal for a vote and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.


                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDER


GENERAL

         Focal will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Focal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Focal's common stock.

INFORMATION ON CONSENTING STOCKHOLDERS

         Pursuant to Focal's Bylaws and the Utah Revised Business Corporation Act, a vote by the holders of at least a majority of Focal's outstanding capital stock is required to effect the actions described herein. Focal's Articles of Incorporation does not authorize cumulative voting. As of the record date, Focal had 38,485,687 voting shares of common stock issued and outstanding of which 19,242,845 shares are required to pass any stockholder resolutions. The consenting stockholder of Focal, is the record and beneficial owner of 20,183,792 shares which represents 52.44% of the issued and outstanding shares of common stock. Pursuant to Section 16-10a-704 of the Utah Revised Business Corporation Act, the consenting stockholders voted in favor of the actions described herein in a written consent, dated January 3, 2001, attached hereto as Exhibit B. The consenting stockholders' names, affiliations with Focal and their beneficial holdings are as follows:

           NAME                       AFFILIATION            SHARES BENEFICIALLY HELD        PERCENTAGE

---------------------------- ------------------------------ ---------------------------- --------------------
United Native Depository     Majority Shareholder                   20,183,792                   52.44%
Corporation*
---------------------------- ------------------------------ ---------------------------- --------------------

TOTAL                                                               20,183,792                   52.44%
---------------------------- ------------------------------ ---------------------------- --------------------

-----------------------

* Mr. Deni Leonard is the sole shareholder for UNDC, the current Chairman of the Board of Directors and the CEO of the Company. No consideration was paid for the consent.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

None

PROPOSALS BY SECURITY HOLDERS

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of January 3, 2002 as to each person who is known to Focal to be the beneficial owner of more than 5% of Focal's outstanding common stock and as to the security and percentage ownership of each executive officer and director of Focal and all officers and directors of Focal as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

------------------- ------------------------------------ -------------------------- -------------------------
                           Name and Address                 Security Ownership             Percentage
     Title of                     Of                         Amount and Nature                 Of
      Class                Beneficial Owners              Of Beneficial Ownership            Class
------------------- ------------------------------------ -------------------------- -------------------------
      Common        United Native Depository
                    Corporation                                   Direct
                    530 California Street                       20,183,792                    52.44%
                    5th Floor
                    San Francisco, CA 94109
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Deni Leonard
                    Chairman/CEO/CFO                               Direct
                    530 California Street                           -0-                        0%
                    5th Floor
                    San Francisco, CA 94109
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Koji Homma
                    Director                                      Direct
                    530 California Street                           50,000                      *%
                    5th Floor
                    San Francisco, CA 94109
------------------- ------------------------------------ -------------------------- -------------------------

      Common        Charles Shirley
                    Director                                      Direct                       *%
                    530 California Street                          100,000
                    5th Floor
                    San Francisco, CA 94109
------------------- ------------------------------------ -------------------------- -------------------------
      Common        Richard F. Marshall
                    President                                      Direct                       *%
                    530 California Street                          200,000
                    5th Floor
                    San Francisco, CA 94109
------------------- ------------------------------------ -------------------------- -------------------------
                    Officers and Directors as a group
                    (4 persons)                                 20,533,792                    52.44%

------------------- ------------------------------------ -------------------------- -------------------------

* Less than 1%

CHANGE IN CONTROL

         On May 15, 2001, Focal entered into an Amended and Restated Stock Purchase Agreement with United Native Depository Corporation. Pursuant to the Agreement, Focal issued 20,183,792 shares of its authorized common stock to UNDC in exchange for the following consideration: (i) cash payment of $10,000; (ii) execution of a promissory note in the amount of $300,000; and (ii) the execution of a Management and Development Agreement. The shares issued to UNDC represent more than 51% of the total issued and outstanding shares following the transaction.

         Focal filed a Form 8-K with the SEC disclosing the change of control on or about May 19, 2001. A copy of the agreement and the press release is included in the Form 8-K.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDER

The following actions were taken based upon the unanimous recommendation by Focal's Board of Directors and the written consent of the consenting stockholder:

                                    ACTION 1
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

            The Board of Directors and the consenting stockholders unanimously adopted and approved an amendment to Focal's Articles of Incorporation to change the corporation's name to Indigenous Global Development, Inc., which is referred to as the "Name Amendment". The Name Amendment will be implemented by filing a Certificate of Amendment to the Articles of Incorporation with the Utah Secretary of State. The text of the Name Amendment is attached as Exhibit C and is incorporated herein by reference. In the judgment of Focal's Board of Directors, the Name Amendment is desirable in view of the significant change in the Focal's character and strategic focus relating to power plant development.

            The Name Amendment will become effective upon the filing of the Certificate of Amendment with the Secretary of State of Utah. Under federal securities laws, Focal cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

                                    ACTION 2
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

            The Board and the consenting stockholders unanimously adopted and approved an amendment to Focal's Articles of Incorporation to increase the authorized common stock from 40,000,000 to 100,000,000 shares, which is referred to as the "Authorized Shares Amendment". The text of the Authorized Shares Amendment is attached hereto as Exhibit D. Currently, Focal has 40,000,000 shares of common stock authorized, of which 38,485,687 shares are issued and outstanding as of the record date.

            The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment with the Secretary of State of Utah. Once Focal files the Certificate of Amendment, Focal will have 61,514,313 shares of authorized but unissued common stock available for issuance. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. Focal's Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular transaction shareholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that Focal may have the requisite number of voting shares to consummate the transaction.

            The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Focal in effect on the date of this Information Statement. However, Focal stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Focal or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Utah law with respect to a merger or other business combination involving Focal. Focal is not aware of any proposed attempt to take over the company or of any attempt to acquire a large block of Focal's common stock. Focal has no present intention to use the increased authorized common stock for anti-takeover purposes.

            The Authorized Shares Amendment will become effective upon the filing of the Certificate of Amendment. Under federal securities laws, Focal cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement

                                    ACTION 3
                   ADOPTION OF THE 2001 EQUITY INCENTIVE PLAN

         The Board of Directors and the consenting stockholders unanimously adopted and approved the 2001 Equity Incentive Plan. The purpose of the Plan is to provide additional incentive to attract and retain qualified, competent persons who provide services and upon whose efforts and success the Company is largely dependent, through the encouragement of ownership of stock by such persons. In furtherance of this purpose, the Plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase the Company's common stock (collectively, "Options") to persons selected by the administrators of the Plan from the class of all of the Company's regular employees, including officers who are regular employees and directors, (b) the provision of loans for the purposes of financing the exercise of Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Options granted under the Plan.

         Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) in order for the Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) Rule 16b-3 under the Exchange Act, as amended.

         The effective date of the Plan is June 1, 2001 (the "Effective Date"). No Options have been granted under the Plan as of the date of this Information Statement.

         The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Information Statement as Exhibit A.

Administration of the Plan
--------------------------

         The Plan provides that it shall be administered by our Board of Directors or by a committee appointed by the Board of Directors which shall be comprised of two or more directors all of whom shall be "outside directors" (as defined in the Plan) in compliance with Rule 16b-3 of the Exchange Act and
Section 162(m) of the tax code (although Rule 16b-3 also may be complied with if the option grants are approved by the Board of Directors).

         The committee or the Board of Directors, in its sole discretion, determines the persons to be awarded the Options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the committee or the Board of Directors has full power and authority to construe and interpret the Plan, and the acts of the committee or the Board of Directors are final, conclusive and binding on all interested parties, including upon the company, shareholders, officers and employees, recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

         An aggregate of 5,000,000 shares of common stock (subject to adjustment described below) will be reserved for issuance upon the exercise of Options granted under the Plan. The shares acquired upon exercise of Options granted under the Plan will be authorized and issued shares of common stock. The Company's Shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan. If any Option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the un-purchased shares subject to that Option will again be available for purposes of the Plan.

Certain Terms and Conditions
----------------------------

         All Options granted under the Plan must be evidenced by a written agreement between the Company and the grantee. The agreement will contain such terms and conditions as the committee or the Board of Directors shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

         For any Option granted under the Plan, the exercise price per share of common stock may be any price determined by the committee or the Board of Directors; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. For purposes of the Plan, the "Fair Market Value" on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the committee or the Board of Directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the Over the Counter Bulletin Board ("OTCBB"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

         The committee or the Board of Directors may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the Optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the committee or the Board of Directors (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Plan also authorizes the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall
(i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of our principal lender or such other rate as the committee or the Board of Directors, as the case may be, shall determine, and (iv) contain such other terms as the committee or the Board of Directors in its sole discretion shall reasonably require.

         The use of already owned shares of common stock applies to payment for the exercise of an Option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the Optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

         No Incentive Stock Option, and unless the prior written consent of the committee or the Board of Directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the Plan will be determined by the committee or the Board of Directors at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the committee or the Board of Directors determines. The committee or the Board of Directors may, in its sole discretion, accelerate the date on which any Option may be exercised. Each outstanding Option granted under the Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of the Company's assets.

         Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Plan shall automatically be terminated
(a) three months after the date on which the Optionee's employment is terminated for any reason other than (i) Cause (as defined in the Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Optionee's employment for Cause; (c) one year after the date on which the Optionee's employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the Optionee's employment is terminated by reason of Optionee's death, or if later, three months after the date of Optionee's death if death occurs during the one year period following the termination of the Optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of a Optionee, the Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The committee or the Board of Directors has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of the Company's assets.

         The Plan will expire on May 31, 2011, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The committee or the Board of Directors may amend, suspend or terminate the Plan or any Option at any time, provided that such amendment shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

Federal Income Tax Consequences of Awards of Options.
----------------------------------------------------

         The Plan is not qualified under the provisions of section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         On exercise of a nonqualified stock option granted under the Plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price. If the Optionee is a Company employee, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his or her holding period for those shares will begin on that date.

         If an Optionee pays for shares of common stock on exercise of an Option by delivering shares of the Company's common stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his or her holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the tax code. Under the tax code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An Optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         The Omnibus Budget Reconciliation Act added Section 162(m) to the tax code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 2004. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Options under the Plan will qualify as "performance-based compensation" that is fully deductible by us under Section 162(m).

         The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his or her particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

         Section 20 of the Plan, Section 422 of the Code and Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, each require that a majority of the Company's Shareholder approve and adopt a stock option plan. Under federal securities laws, the Plan will not be in effect until at least 20 days after the mailing of this Information Statement.

                                    EXHIBIT A

                           2001 EQUITY INCENTIVE PLAN

               AS ADOPTED JUNE 1, 2001 (RATIFIED JANUARY 3, 2002)


1.  PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2.       DEFINITIONS.

         As used in this Plan, the following terms will have the following meanings:

         "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the Compensation Committee of the Board.

         "COMPANY" means Focal Corporation, a Utah corporation, or any successor corporation.

         "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:


                  (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  (b) if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

                  (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

                  (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                  (e) if none of the foregoing is applicable, by the Committee in good faith.

         "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         "OPTION" means an award of an option to purchase Shares pursuant to
Section 6.

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "PARTICIPANT" means a person who receives an Award under this Plan.

         "PERFORMANCE FACTORS" means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

                  (a)      Net revenue and/or net revenue growth;

                  (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                  (c)      Operating income and/or operating income growth;

                  (d)      Net income and/or net income growth;

                  (e)      Earnings per share and/or earnings per share growth;

                  (f) Total stockholder return and/or total stockholder return growth;

                  (g)      Return on equity;

                  (h)      Operating cash flow return on income;

                  (i)      Adjusted operating cash flow return on income;

                  (j)      Economic value added; and

                  (k)      Individual confidential business objectives.

         "PERFORMANCE PERIOD" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         "PLAN" means this Focal Corporation 2001 Equity Incentive Plan, as amended from time to time.

         "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section
7.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

         "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

         "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

         "VESTED SHARES" means "Vested Shares" as defined in the Award
Agreement.

3.       SHARES SUBJECT TO THE PLAN.

         3.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,000,000 plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.       ELIGIBILITY.

          ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

5.       ADMINISTRATION.

         5.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                  (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                  (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                  (c)      select persons to receive Awards;

                  (d)      determine the form and terms of Awards;

                  (e) determine the number of Shares or other consideration subject to Awards;

                  (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                  (g)      grant waivers of Plan or Award conditions;

                  (h) determine the vesting, ability to exercise and payment of Awards;

                  (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                  (j)      determine whether an Award has been earned; and

                  (k) make all other determinations necessary or advisable for the administration of this Plan.

         5.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6.       OPTIONS.

          The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         6.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         6.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         6.3 EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

         6.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

         6.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         6.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                  (b) If the Participant's service is Terminated because of Participant's death or Disability (or the Participant dies within three
         (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                  (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

         6.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         6.8 LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         6.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         6.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

7.       RESTRICTED STOCK.

A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         7.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Committee.

         7.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

         7.3 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

         7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee determines otherwise.

8.       STOCK BONUSES.

         8.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

         8.2 TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         8.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.       PAYMENT FOR SHARE PURCHASES.

         9.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                  (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                  (d) by waiver of compensation due or accrued to the Participant for services rendered;

                  (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                           (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (f)      by any combination of the foregoing.

         9.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

10.      WITHHOLDING TAXES.

         10.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         10.2 STOCK WITHHOLDING. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

11.      PRIVILEGES OF STOCK OWNERSHIP.

         11.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

         11.2 FINANCIAL STATEMENTS. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.      TRANSFERABILITY.

         Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.      RESTRICTIONS ON SHARES.

         At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable.

14.      CERTIFICATES.

         All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.      ESCROW; PLEDGE OF SHARES.

         To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16.      EXCHANGE AND BUYOUT OF AWARDS.

         The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

17.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

         An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.      NO OBLIGATION TO EMPLOY.

          Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19.      CORPORATE TRANSACTIONS.

         19.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 19. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

         19.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

         19.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20.      ADOPTION AND STOCKHOLDER APPROVAL.

         This Plan will become effective on the date on which it is adopted by the Board (the "EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of an increase in the number of Shares subject to this Plan is not obtained, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

21.      TERM OF PLAN/GOVERNING LAW.

         Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

22.      AMENDMENT OR TERMINATION OF PLAN.

         The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23.      NONEXCLUSIVITY OF THE PLAN.

         Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


24.      ACTION BY COMMITTEE.

         Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee's sole and absolute discretion.

                                    EXHIBIT B

                            CONSENT ACTION IN WRITING
                                     OF THE
                               BOARD OF DIRECTORS
                            AND MAJORITY SHAREHOLDER
                                       OF
                                FOCAL CORPORATION
                              (A UTAH CORPORATION)

                               IN LIEU OF MEETING

--------------------------------------------------------------------------------

        Subject to the execution of counterparts to this consent action in writing by at least 50% of the shareholders of Focal Corporation, a Utah corporation (the "Corporation"), the undersigned, acting pursuant to Section 16-10a-821 of the Utah Revised Corporation Act, and Article I Section 7 and
Article II section 7 of the Restated Bylaws of the Corporation, hereby consent to take the following actions and adopts the following resolutions effective January 3, 2002.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                            TO EFFECT CHANGE IN NAME


WHEREAS, it is proposed that this Corporation amend its Articles of Incorporation to reflect a name change to Indigenous Global Development Inc; the purpose of which is to reflect the significant change in the Corporation's character and strategic focus relating to power plant development with the native American Indians.

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.


                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                   TO EFFECT THE INCREASE IN THE AUTHORIZED CAPITAL

WHEREAS, it is proposed that this Corporation amend its Articles of Incorporation to reflect an increase the authorized share amount of its common stock from 40,000,000 to 100,000,000 so that unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options.

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.

                          ADOPTION OF STOCK OPTION PLAN

WHEREAS, it is in the best interests of this Corporation and its stockholders to attract and retain the highest level of talent among its key employees and consultants and ;

WHEREAS, the undersigned have been presented with a form of 2001 Equity Incentive Plan, attached hereto as Exhibit A (the "Plan");

WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders to approve and adopt the Plan in all material respects;

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.

This Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.


                                            DIRECTORS:

                                            ------------------------------------
                                            Deni Leonard

                                            ------------------------------------
                                            Koji Homma

                                            ------------------------------------
                                            Charles Shirley


                                            STOCKHOLDERS:

                                            ------------------------------------
                                            United Native Depository Corporation
                                            By: Deni Leonard, President

                                            --------------------------------
                                            Deni Leonard

                                    EXHIBIT C
                               THE NAME AMENDMENT

         RESOLVED, that Article I of the Amended Articles of Incorporation of the Corporation be amended to read in its entirety as follows:

                            Article I Corporate Name

        The name of the Corporation is INDIGENOUS GLOBAL DEVELOPMENT INC.


                                     * * * *

                                    EXHIBIT D
                         THE AUTHORIZED SHARES AMENDMENT


         RESOLVED FURTHER, that Article VI of the Amended Articles of Incorporation of the Corporation be amended to read in part as follows:

                                   ARTICLE VI

         COMMON STOCK: The aggregate number of common shares which this Corporation shall have authority to issue shall be One Hundred Million (100,000,000) Shares. The par value of a common share is ten cents ($.10)